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                  Item 6(a) - Exhibit 10(vi)
                  __________________________

            SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT
            _______________________________________

   This is a Sixth Amendment ("Sixth Amendment") dated as of May 1, 1994 to an Employment Agreement ("Agreement") dated April 1, 1989 between USLIFE Corporation, a New York Corporation ("Employer") and John D. Gavrity ("Employee").

   THE TERMS of this Sixth Amendment are:

   1. Paragraph (2) of the Agreement, as amended by the First, Second, Third, Fourth and Fifth Amendments, is now further amended to read, in its entirety, as follows:

   "(2) Employer will pay Employee for his services under paragraph (1) of the Agreement at the rate of $250,000 per annum during the term of the Agreement, in equal monthly installments, plus an annual lump sum bonus payment of $-0-, plus such periodic salary increases and such additional compensation (if any) as may from time to time be voted by Employer's Board of Directors and/or the Executive Compensation Committee or its successor, in the sole and absolute discretion of said Board and/or Committee. Nothing in this Agreement shall be construed as precluding merit increases in salary or as barring the Employee from such fringe benefits as the Employer may grant."

   2. Except as specifically amended by this Sixth Amendment, all other provisions of the Agreement, as amended by the First, Second, Third, Fourth, and Fifth Amendments, shall remain in full force and effect.

   IN WITNESS  WHEREOF, the  parties have  executed this  Sixth
Amendment to the Agreement on the date first set forth above.


                                 USLIFE Corporation


                           By: /s/ Gordon E. Crosby, Jr.
                               ________________________________
                               Gordon E. Crosby, Jr.
                               Chairman of the Board, President
                               and Chief Executive Officer


                               /s/ John D. Gavrity
                               ________________________________
                               John D. Gavrity